TRANSAMERICA VARIABLE ANNUITY SERIES

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement Dated January 6, 2017

to the

Prospectus dated May 1, 2016

Effective on or about November 30, 2016, the underlying fund portfolio changed the fund name and fund subadvisor. Accordingly, the following changes will be made to the GE Investments Total Return Fund, Class 3 subaccount:

PRIOR SUBACCOUNT NAME	NEW SUBACCOUNT NAME	PRIOR UNDERLYING FUND PORTFOLIO NAME	NEW UNDERLYING FUND PORTFOLIO NAME	PRIOR SUBADVISOR	NEW SUBADVISOR
GE Investments Total Return Fund, Class 3	State Street Total Return V.I.S. Fund, Class 3	GE Investments Total Return Fund, Class 3	State Street Total Return V.I.S. Fund, Class 3	BlackRock Investment Management, LLC	SSGA Funds Management, Inc.

Please note that the name changes will not be reflected on Transamerica administrative forms and statements until on or about February 13, 2017.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Variable Annuity Series dated May 1, 2016